                                                                  EXHIBIT 10.1


                              FOURTH AMENDMENT TO
                           REVOLVING CREDIT AGREEMENT


                 THIS FOURTH AMENDMENT TO THE REVOLVING CREDIT AGREEMENT (the "Fourth Amendment") is made as of August 1, 1995, among FRI-M Corp., a Delaware corporation (the "Borrower"), Family Restaurants, Inc., a Delaware corporation ("FRI"), each of the Subsidiary Guarantors, each of the banks identified on the signature pages hereof (each a "Bank" and, collectively, the "Banks") and Credit Lyonnais New York Branch, as Agent, Collateral Agent, Issuing Bank and Swing Line Bank.


                              W I T N E S S E T H

                 WHEREAS, the Borrower, FRI, the Subsidiary Guarantors, the Banks, the Agent, the Collateral Agent, the Issuing Bank and the Swing Line Bank have entered into the Revolving Credit Agreement, dated as of January 27, 1994, as amended by the First Amendment to the Revolving Credit Agreement, dated April 15, 1994, by the Second Amendment to the Revolving Credit Agreement, dated August 15, 1994, and by the Third Amendment to the Revolving Credit Agreement, dated March 24, 1995 (the "Credit Agreement");

                 WHEREAS the Borrower is in default under Section 9.01 of the Credit Agreement as a result of the Borrower's failure to comply with the financial covenants specified in Section 3. of this Fourth Amendment, and as a result thereof, the Banks have no further obligations to make Loans or participate in Swing Line Advances or Syndicated Letters of Credit;

                 WHEREAS Schedule A to this Fourth Amendment sets forth the totals of all outstanding Loans, Swing Line Advances and Syndicated Letters of Credit under the Credit Agreement as of the date hereof;

                 WHEREAS the Borrower has requested that the Banks waive such defaults in order that it may borrow funds under the Credit Agreement and maintain certain limited availability of funds through October 31, 1995;

                 WHEREAS the Banks have indicated that as a result of the Borrower's present default under Section 9.01 of the Credit Agreement, except as expressly provided for in the Credit Agreement as amended hereby, they will not make any new Loans nor participate in any new Swing Line Advances or Syndicated Letters of Credit;

                 WHEREAS Credit Lyonnais is willing to fund a loan to enable the Borrower to pay a dividend in the amount of $14,625,000 on August 1, 1995 to FRI (the "Dividend Loan"), and all parties hereby acknowledge that, as of the date hereof, the Banks other than Credit Lyonnais are not required to fund any portion of the Dividend Loan and that the terms of the Credit Agreement allow Credit Lyonnais to fund the entire amount; and

                 WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein.

                 NOW, THEREFORE, in consideration of the premises and of the covenants and agreements contained herein and in the Credit Agreement, the parties hereto agree that the Credit Agreement is hereby amended as set forth herein:

                 1. Capitalized terms used herein which are not otherwise defined herein but are defined in the Credit Agreement shall have the meanings given to them in the Credit Agreement.

                 2. The Borrower represents and warrants that a pro forma cash forecast for the period from July 24, 1995 to August 18, 1995 and for the period from August 21, 1995 to September 22, 1995, and a list of proposed asset sales and other proceeds of asset financings expected to be completed by the Borrower have been provided to the Banks and that they have been prepared by the Borrower in good faith and represent the best estimate of management as to the matters presented therein, and the Borrower acknowledges that the Banks are relying on such information in entering into this Fourth Amendment. The Borrower agrees that it will deliver to the Banks a pro forma cash forecast for the period from September 25, 1995 to October 31, 1995 (the "October Forecast") no later than September 5, 1995 (and the failure to provide the October Forecast by such date shall be an Event of Default on such date without giving effect to the 30-day cure period referred to in Section 9.01(d).

                 3. The parties hereto agree that failure by the Borrower to meet the financial covenants in subsections 8.03(a), (c), (d), (e) and (f) for the fiscal quarter ending June 1995 or for the four fiscal quarters ending June 1995, for the two fiscal quarters ending September 1995 or the four fiscal quarters ending September 1995, shall not constitute Defaults or Events of Default under the Credit Agreement.

                 4. Section 2.07 of the Credit Agreement is amended to add new subsections (f) and (g) which shall read in their entirety as follows:

                 "(f) Notwithstanding any contrary provision in this Section 2.07, any Net Cash Proceeds received from (i) the disposition of any assets set forth in the list referred to in Section 2. of the Fourth Amendment and (ii) the disposition of any other individual asset or group of related assets (other than sales of inventory in the ordinary course of business) resulting in net proceeds to the Borrower of more than $500,000 shall first be applied to repay the outstanding Dividend Loan and shall thereafter be applied to reduce each Bank's Commitment, as set forth in and reduced by subsection (g) below, permanently by such Bank's Pro Rata Share of such Net Cash Proceeds. Any notes or other securities received in connection with any such disposition or financing shall be pledged to the Banks until such securities are liquidated, at which time the Net Cash Proceeds therefrom shall be applied as set forth in the preceding sentence. Promptly upon receipt of any such Net Cash Proceeds or marketable securities, FRI or the Borrower shall deliver to the Agent a certificate signed by the chief financial officer of FRI or the Borrower, as the case may be, setting forth the amount of the gross cash proceeds received and the items deducted therefrom in reasonable detail in order to confirm the amount of such Net Cash Proceeds and the amount of any marketable securities received.

                 (g) Notwithstanding any contrary provision in this Agreement, no Bank will be obligated to extend any Loans or participate in any Swing Line Advances or Syndicated Letters of Credit so long as the total outstandings under this Agreement (exclusive of the Dividend
         Loan) exceed (i) $125,100,000 on any day from the date of this Fourth Amendment to August 3, 1995, (ii) $126,600,000 on any day from August 4, 1995 to August 25, 1995, or (iii) $125,100,000 on any day from
         August 26, 1995 to October 31, 1995. After October 31, 1995, no Bank will be obligated to extend any Loans or participate in any Swing Line Advances or Syndicated Letters of Credit."

                 5. Section 7.03(c) of the Credit Agreement is amended to read in its entirety as follows:

                 "(c)     The Agent shall have received from the Borrower a
         certificate signed by an authorized officer of the Borrower setting forth details as to the use of proceeds of such Loan, Swing Line Advance or Syndicated

         Letter of Credit. Promptly after the use of the proceeds of any Loan, Swing Line Advance or Letter of Credit hereunder, the Borrower shall deliver a certificate to the Agent detailing such use of proceeds in accordance with the certificate presented pursuant to this Section 7.03(c)."

                 6. (a) Section 8.03 of the Credit Agreement is amended to add a new last sentence to subsection (b) which shall read in its entirety as follows:

                 "Notwithstanding any contrary provision in this Section 8.03(b), FRI, the Borrower and its Subsidiaries may not make Capital Investments between July 1, 1995 and October 31, 1995 in an amount in excess of $7,000,000."

                          (b)  Section 8.03 of the Credit Agreement is further
amended to add a new subsection (g) which shall read in its entirety as follows:

         "(g)    The Borrower and FRI shall maintain, for the 12 months ended
         October 31, 1995, the minimum consolidated EBITDA, minimum interest coverage ratio, fixed charge coverage ratio, adjusted fixed charge coverage ratio and ratio of total indebtedness of the Borrower to consolidated EBITDA, respectively, set forth in subsections (a), (c),
         (d), (e) and (f) for the four fiscal quarters ended 9-95, and shall deliver the certificates required by subsections 8.01(a)(i) and (iv) no later than November 15, 1995."

                 7. Section 9.01 of the Credit Agreement is amended to add a new subsection (o) which shall read in its entirety as follows:

         "(o)    (i) On any of the dates set forth below, the cumulative cash flow of the Borrower for the period from July 24, 1995 to such date (calculated based on column 11 of the cash forecasts delivered to the Banks by the Borrower on the date of the Fourth Amendment), shall be below the default amount set forth opposite such date below:

                     Date                        Default Amount
                  ---------                      --------------
                  18-Aug-95                       ($22,132,000)
                  01-Sep-95                       ($16,365,000)
                  15-Sep-95                       ($17,970,000)
                  29-Sep-95                       ($12,908,000)

                 (ii) on October 13, 1995 or on October 27, 1995, the cumulative cash flow of the Borrower from July 24, 1995 to such date shall be below the default amount for such date, which default amount shall be determined, on a basis consistent with the prior periods, based on the October Forecast at such time as the Borrower delivers the October Forecast to the Banks pursuant to Section 2. of the Fourth Amendment."

                 8. The Borrower hereby covenants and agrees that it shall deliver to the Banks a comprehensive financial and business plan, in a form acceptable to the Banks, on or prior to October 1, 1995.

                 9. Each Bank shall receive a fee of 25 basis points on such Bank's outstanding Loans, Swing Line Advances and obligations with respect to outstanding Syndicated Letters of Credit as of the date hereof, payable only if the parties hereto sign this Fourth Amendment to Revolving Credit Agreement by 9:45 a.m., California time, on August 1, 1995. Such fee shall be paid on or before August 31, 1995.

                 10. The Borrower and FRI represent and warrant that the execution and delivery of this Fourth Amendment by each of the Borrower, FRI and the Subsidiary Guarantors has been duly authorized by all necessary corporate action and this Fourth Amendment is enforceable without any further approval, authorization or consent.

                 11. The Borrower and FRI, on behalf of themselves, and, to the extent they may lawfully do so, any of their respective present and former officers, directors, shareholders, attorneys, agents, successors, assigns, or anyone acting on their behalf, hereby release the Agent and the Banks, and any of their respective officers and directors, employees, agents, shareholders, affiliates, subsidiaries or parent corporations, representatives, insurers, attorneys, advisors, successors, assigns, or anyone acting on their behalf, from any liability, whether known or unknown, suspected or unsuspected, concealed or hidden, accrued or unaccrued, from the beginning of time through the date of this Fourth Amendment, in connection with, arising out of or related to the Credit Agreement and this Fourth Amendment.

                 To ensure that this Section 11. is fully enforceable in accordance with its terms, the Borrower and FRI (on behalf of themselves, and, to the extent they may lawfully do so, any of their respective present and former officers, directors, employees, shareholders, attorneys, agents, successors, assigns, or anyone acting on their behalf) hereby knowingly and voluntarily waive any protection that they might have by virtue of Section 1542 of the California Civil Code, which provides:

                 A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

                 In addition, the Borrower and FRI (on behalf of themselves, and, to the extent they may lawfully do so, any of their respective present and former officers, directors, employees, shareholders, attorneys, agents, successors, assigns, or anyone acting on their behalf), hereby knowingly and voluntarily waive any protection that may exist under any comparable or similar statutes and principles of common law of any and all states of the United States or of the United States.

                 12. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

                 13. This Fourth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall together constitute but one and the same instrument. This Fourth Amendment shall become effective as of the date hereof upon the delivery to the Agent of executed counterparts from the Company and the Required Banks and the Agent shall so inform all of the parties hereto.

                 14. The Credit Agreement, as amended hereby, shall be binding upon the Borrower, FRI, the Subsidiary Guarantors, the Banks, the Agent, the Collateral Agent, the Issuing Bank and the Swing Line Bank and their respective successors and assigns, and shall inure to the benefit of the Company, FRI, the Subsidiary Guarantors, the Banks, the Agent, the Collateral Agent, the Issuing Bank and the Swing Line Bank and their respective successors and assigns.

                 15. Except as expressly provided in this Fourth Amendment, all of the terms, covenants, conditions, restrictions and other provisions contained in the Credit Agreement shall remain in full force and effect. The Credit Agreement as amended by this Fourth Amendment, the materials delivered pursuant hereto and the other Credit Documents constitute the entire agreement and understanding among the parties hereto and supersede all prior agreements and understandings among them relating to the subject matter hereof and thereof.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.


                                        FRI-M CORPORATION


                                        By:
                                           ---------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: Vice President



                                        FAMILY RESTAURANTS, INC.


                                        By:
                                           ---------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: Senior Vice President,
                                                  Finance



                                        FRI-FRD CORPORATION


                                        By:
                                           ---------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: Vice President



                                        FRI-DHD CORPORATION


                                        By:
                                           ---------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: Vice President



                                        FRI-NA CORPORATION


                                        By:
                                           ---------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: Vice President

                                             FRI-J CORPORATION


                                             By:
                                                ---------------------------
                                                Name:  R.T. Trebing, Jr.
                                                Title: Vice President



                                             FRI-MRD CORPORATION


                                             By:
                                                ---------------------------
                                                Name:  R.T. Trebing, Jr.
                                                Title: Vice President



                                             FRI-C CORPORATION


                                             By:
                                                ---------------------------
                                                Name:  R.T. Trebing, Jr.
                                                Title: Vice President



                                             CHI-CHI'S, INC.


                                             By:
                                                ---------------------------
                                                Name:  Robert D. Gonda
                                                Title: Treasurer



                                             CCMR OF CUMBERLAND, INC.


                                             By:
                                                ---------------------------
                                                Name:  Robert D. Gonda
                                                Title: Authorized Signatory



                                             CCMR OF GREENBELT, INC.


                                             By:
                                                ---------------------------
                                                Name:  R.T. Trebing, Jr.
                                                Title: President

                                         CCMR OF MARYLAND, INC.


                                         By:
                                            ---------------------------
                                            Name:  R.T. Trebing, Jr.
                                            Title: President



                                         CCMR OF TIMONIUM, INC.


                                         By:
                                            ---------------------------
                                            Name:  R.T. Trebing, Jr.
                                            Title: President



                                         CHI-CHI'S OF SOUTH CAROLINA, INC.


                                         By:
                                            ---------------------------
                                            Name:  R.T. Trebing, Jr.
                                            Title: President



                                         CHI-CHI'S OF WEST VIRGINIA, INC.


                                         By:
                                            ---------------------------
                                            Name:  R.T. Trebing, Jr.
                                            Title: President



                                         COCO'S RESTAURANTS, INC.


                                         By:
                                            ---------------------------
                                            Name:  Robert D. Gonda
                                            Title: Treasurer



                                         FAR WEST CONCEPTS, INC.


                                         By:
                                            ---------------------------
                                            Name:  Robert D. Gonda
                                            Title: Treasurer
                                              jojos RESTAURANTS, INC.


                                              By:
                                                 --------------------------
                                                 Name:  Robert D. Gonda
                                                 Title: Treasurer



                                              jojos CALIFORNIA FAMILY
                                              RESTAURANTS INC.


                                              By:
                                                 --------------------------
                                                 Name:  Robert D. Gonda
                                                 Title: Treasurer



                                              EL TORITO RESTAURANTS, INC.


                                              By:
                                                 --------------------------
                                                 Name:  Robert D. Gonda
                                                 Title: Treasurer


                                              CARROWS RESTAURANTS, INC.


                                              By:
                                                 --------------------------
                                                 Name:  Robert D. Gonda
                                                 Title: Treasurer



                                              CARROWS CALIFORNIA FAMILY
                                              RESTAURANTS, INC.


                                              By:
                                                 --------------------------
                                                 Name:  Robert D. Gonda
                                                 Title: Treasurer

                                           CREDIT LYONNAIS NEW YORK BRANCH
                                           as Agent for the Banks



                                           By:
                                              ---------------------------
                                              Name:  Frederick Haddad
                                              Title: Senior Vice President



                                           CREDIT LYONNAIS NEW YORK BRANCH
                                           as Collateral Agent for the Banks



                                           By:
                                              ---------------------------
                                              Name:  Frederick Haddad
                                              Title: Senior Vice President



                                           CREDIT LYONNAIS NEW YORK BRANCH
                                           Signing as a Bank, as the Issuing
                                           Bank and as the Swing Line Bank

                                           By:
                                              ---------------------------
                                              Name:  Frederick Haddad
                                              Title: Senior Vice President



                                           UNITED STATES NATIONAL BANK OF
                                             OREGON


                                           By:
                                              ---------------------------
                                              Name:  Janet Jordan
                                              Title: Vice President



                                           THE MITSUBISHI TRUST AND BANKING
                                             CORPORATION, Los Angeles Agency


                                           By:
                                              ---------------------------
                                              Name:  Hiroaki Koseki
                                              Title: Chief Manager and
                                                     Senior Vice President

                                   Schedule A

                        Outstandings as of July 31, 1995
                        under Revolving Credit Agreement



         Letters of Credit                    $ 38,500,727

         LIBOR Loans                            75,000,000

         Base Rate Loans                         6,900,000

         Swing-Line Loans                          500,000
                                              ------------
                                              $120,900,727
                                              ============





LA_LAN01\44663.10